SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d)of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 28, 1997

                                   SIMS Communications, Inc.
            (Exact name of registrant as specified in its charter)


           Delaware                   0-25474                 65-0-287558
(State or other jurisdiction of      (Commission             (I.R.S. Employer
 incorporation or organization)       File Number)          Identification No.)

                       3333 S. Congress Avenue, Suite 401
                           Delray Beach, Florida 33445
                   (Address of principal executive offices)
                                   (Zip Code)

                                 (561) 265-3601
             (Registrant's telephone number, including area code)

                                       N/A
             (Former name, former address and former fiscal year,
                         if changed since last report)




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Item 1.  Changes in Control of Registrant

         Effective November 28, 1997:

         (i) Melvin Leiner and Darren Marks resigned as officers and directors of the Company,

         (ii) James Caprio and Donald Marks resigned as officers of the Company,

         (iii) David P. Barnhill resigned as a director of the Company,

         (iv) Mark Bennett was elected President and Chief Executive Officer of the Company, and

         (v)  Michael  Mallet  was  elected  Executive  Vice  President  of the
Company.

         As a result of the foregoing, the present management of the Company is as follows:

    Name                     Position

Mark Bennett                 President, Chief Executive Officer and a Director

Michael Mallet               Executive Vice President and a Director

Bruce Schames                Chief Financial Officer

Chet Howard                  Director

George Pursglove             Director

Item 5.  Other Information

         In January 1996 the Company began offering its cellular telephone activation program to members of the Florida, Louisiana and Mississippi AAA Club (the "FLM Club"). This program allows a AAA member to receive a free cellular telephone if the member agrees to a one year service contract with a cellular telephone carrier. The Company is paid a commission for each service contract signed by a FLM Club member. This program generated about 38% of the Company's revenue for the year ending June 30, 1997 and operated at a gross profit of approximately $527,000 for the year ending June 30, 1997. On or about November 13, 1997, the Company received notice from the FLM Club that (i) effective October 1, 1997 the Louisiana and Mississippi members of the FLM Club were transferred to the Automobile Club of Missouri and (ii) effective January 1, 1998 the Florida members of the FLM Club will be transferred to the AAA Auto Club South. The Company is currently considering whether to pursue negotiations with the Automobile Club of Missouri and the AAA Auto Club South with a view to continuing its cellular telephone activation program in its present form or in some modified format. The Company is also considering its legal and other options.


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         At October 3l, l997,  the Company had l8 ACDC units in operation,  nine of which were  located at various  offices of a national can rental  agency.  On
November l9, l997 the Company's agreement with the car rental agency was terminated. As a result of the termination of this agreement, the Company plans to remove its ACDC units from the offices of the car rental agency. The Company also plans to remove its nine other ACDC Units from their locations in the field and to generally discontinue the rental of cellular telephones.

Item 7.  Financial Statements and Exhibits

         No Financial statements or exhibits are filed with this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: December 2, 1997                      SIMS COMMUNICATIONS, INC.


                                       By /s/ Mark Bennett
                                               Mark Bennett, President